EXHIBIT 10.1
PATTERSON-UTI ENERGY, INC.
2005 LONG-TERM INCENTIVE PLAN
      Patterson-UTI Energy, Inc. (the “Company”), a Delaware corporation, hereby establishes and adopts the following 2005 Long-Term Incentive Plan (the “Plan”).
1. Purpose of the Plan
      The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as directors, employees, consultants and/or advisors of the Company who are expected to contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentives inherent in the Awards hereunder.
2. Definitions
      2.1. “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Other Stock Unit Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.
      2.2. “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.
      2.3. “Board” shall mean the board of directors of the Company.
      2.4. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
      2.5. “Committee” shall mean the Compensation Committee of the Board, consisting of no fewer than two Directors, each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “independent director” for purpose of the rules and regulations of the NASDAQ Stock Market.
      2.6. “Covered Employee” shall mean a “covered employee” within the meaning of Section 162(m) of the Code.
      2.7. “Director” shall mean a non-employee member of the Board.
      2.8. “Dividend Equivalents” shall have the meaning set forth in Section 12.5.
      2.9. “Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person’s becoming an employee of the Company or any Subsidiary. Solely for purposes of the Plan, an Employee shall also mean any consultant or advisor who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (ii) does not directly or indirectly promote or maintain a market for the Company’s securities.
      2.10. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
      2.11. “Fair Market Value” shall mean, with respect to any property other than Shares, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. The Fair Market Value of Shares as of any date shall be the per Share closing price of the Shares as reported on the NASDAQ Stock Market on that date (or if there were no reported prices on such date, on the last preceding date on which the prices were reported) or, if the Company is not then listed on the NASDAQ Stock Market, on the principal national securities exchange on which the Company is listed, and if the Company is not then listed on the NASDAQ Stock Market or any national securities exchange, the Fair Market Value of Shares shall be determined by the Committee in its sole discretion using appropriate criteria.

      2.12. “Freestanding Stock Appreciation Right” shall have the meaning set forth in Section 6.1.
      2.13. “Limitations” shall have the meaning set forth in Section 10.5.
      2.14. “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.
      2.15. “Other Stock Unit Award” shall have the meaning set forth in Section 8.1.
      2.16. “Participant” shall mean an Employee or Director who is selected by the Committee to receive an Award under the Plan.
      2.17. “Payee” shall have the meaning set forth in Section 13.1.
      2.18. “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Article 9.
      2.19. “Performance Period” shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.
      2.20. “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.
      2.21. “Performance Unit” shall mean any grant pursuant to Section 9 of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.
      2.22. “Permitted Assignee” shall have the meaning set forth in Section 12.3.
      2.23. “Prior Plans” shall mean, collectively, the Company’s Amended and Restated 1997 Long-Term Incentive Plan, Amended and Restated Non-Employee Director Stock Option Plan, Non-Employee Directors Stock Option Plan, Amended and Restated 1996 Employee Stock Option Plan, the Company’s Amended and Restated 2001 Long-Term Incentive Plan and the Company’s 1993 Stock Incentive Plan.
      2.24. “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.
      2.25. “Restriction Period” shall have the meaning set forth in Section 7.1.
      2.26. “Restricted Stock Award” shall have the meaning set forth in Section 7.1.
      2.27. “Shares” shall mean the shares of common stock of the Company, par value $.01 per share.
      2.28. “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Section 6.
      2.29. “Subsidiary” shall mean any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.
      2.30. “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
      2.31. “Tandem Stock Appreciation Right” shall have the meaning set forth in Section 6.1.
3. Shares Subject to the Plan
      3.1 Number of Shares. (a) Subject to adjustment as provided in Section 12.2 and this Section 3.1, the total number of Shares authorized for grant under the Plan shall be 6,250,000, reduced by the total number of Shares subject to any options or awards granted under the Prior Plans during the period commencing on January 1, 2005 and ending on the effective date of this Plan (the “Pre-Effective Period”). Any Shares that are subject to Awards of Options or Stock Appreciation Rights, whether granted under this Plan or a Prior Plan during the Pre-Effective Period, shall be counted against this limit as one (1) Share for every one (1) Share granted. Any Shares that are subject to Awards other than Options or Stock Appreciation Rights, whether awarded under this Plan or a Prior Plan during the Pre-Effective Period, shall be counted against this limit as one and six tenths (1.6) Shares for every one (1) Share awarded. In connection with the granting of a Performance Unit denominated in dollars, the number of Shares that shall be counted against this limit shall be an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.
      (b) If any Shares subject to an Award or to an award under the Prior Plans are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award or award under the Prior Plans is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 3.1(d) below. If any Shares subject to an Award are used to exercise Options, are not issued upon the settlement of a Stock Appreciation Right, or are withheld by the Company for income or employment taxes, the Shares, shall not become available for grant under the Plan.
      (c) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.
      (d) Any Shares that again become available for grant pursuant to this Article shall be added back as one (1) Share if such Shares were subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the Prior Plans, and as one and six tenths (1.6) Shares if such Shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan.
      3.2. Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.
4. Eligibility and Administration
      4.1. Eligibility. Any Employee or Director shall be eligible to be selected as a Participant.
      4.2. Administration. (a) The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees and Directors to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property, subject to Section 8.1; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.
      (b) Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.
      (c) To the extent not inconsistent with applicable law, including Section 162(m) of the Code, or the rules and regulations of the NASDAQ Stock Market (or any other principal national securities exchange on which the Company is then listed), the Committee may delegate to a committee of one or more directors of the Company or, to the extent permitted by law, to one or more executive officers or a committee of executive officers the right to grant Awards to Employees who are not Directors or executive officers of the Company and the authority to take action on behalf of the Committee pursuant to the Plan to cancel or suspend Awards to Employees who are not Directors or executive officers of the Company; provided, however, (i) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (ii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.
5. Options
      5.1. Grant of Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan; provided that incentive stock options may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted by Section 422 of the Code and the regulations thereunder). Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.
      5.2. Award Agreements. All Options granted pursuant to this Article shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms of Options need not be the same with respect to each Participant. Granting of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time. The Award Agreement also shall specify whether the Option is intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.
      5.3. Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of such Share on the date of grant of such Option. Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company’s stockholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute

Awards), and (c) take any other action with respect to an Option that may be treated as a repricing under the rules and regulations of the NASDAQ Stock Market (or any other principal national securities exchange on which the Company is then listed).
      5.4. Option Term. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten years from the date the Option is granted.
      5.5. Exercise of Options. Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee thereof (or by the Participant’s executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (a) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (b) by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company’s earnings), (c) with the consent of the Committee, by delivery of other consideration (including, where permitted by law and the Committee, other Awards) having a Fair Market Value on the exercise date equal to the total purchase price, (d) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (e) through any other method specified in an Award Agreement, or (f) any combination of any of the foregoing. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.
      5.6. Form of Settlement. In its sole discretion, the Committee may provide, at the time of grant, that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities, or may reserve the right so to provide after the time of grant.
      5.7. Vesting. Except for certain limited situations (including the death, disability or retirement of the Participant or a Change of Control referred to in Article 11), Options shall vest over a period of not less than one year from date of grant (but permitting pro rata vesting over such time); provided, that such vesting shall not be required with respect to any Substitute Awards. The vesting schedule shall be set forth in the Award Agreement.
      5.8. Incentive Stock Options. The Committee may grant Options intended to qualify as “incentive stock options” as defined in Section 422 of the Code, to any employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code. Notwithstanding anything in Section 3.1 to the contrary and solely for the purposes of determining whether Shares are available for the grant of “incentive stock options” under the Plan, the maximum aggregate number of Shares with respect to which “incentive stock options” may be granted under the Plan shall be the number of Shares authorized for grant under Section 3.1.
6. Stock Appreciation Rights
      6.1. Grant and Exercise. The Committee may provide Stock Appreciation Rights (a) in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (“Tandem Stock Appreciation Right”), (b) in conjunction with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion.

      6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a) Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise or such other amount as the Committee shall so determine at any time during a specified period before the date of exercise over (ii) the grant price of the right on the date of grant, or in the case of a Tandem Stock Appreciation Right granted on the date of grant of the related Option, as specified by the Committee in its sole discretion, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, shall not be less than the Fair Market Value of one Share on such date of grant of the right or the related Option, as the case may be.

(b) Upon the exercise of a Stock Appreciation Right, payment shall be made in whole Shares.

(c) Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or at any time thereafter before exercise or expiration of such Option.

(d) Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the option price at which Shares can be acquired pursuant to the Option. In addition, (i) if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies, and (ii) no Tandem Stock Appreciation Right granted under the Plan to a person then subject to Section 16 of the Exchange Act shall be exercised during the first six months of its term for cash, except as provided in Article 11.

(e) Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised.

(f) The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

(g) The Committee may impose such other conditions or restrictions on the terms of exercise and the exercise price of any Stock Appreciation Right, as it shall deem appropriate, including providing that the exercise price of a Tandem Stock Appreciation Right may be less than the Fair Market Value on the date of grant if the Tandem Stock Appreciation Right is added to an Option following the date of the grant of the Option. Notwithstanding the foregoing provisions of this Section 6.2(g), but subject to Section 12.2, a Freestanding Stock Appreciation Right shall generally have the same terms and conditions as Options, including (i) an exercise price not less than Fair Market Value on the date of grant, (ii) a term not greater than ten years, and (iii) not being exercisable before the expiration of one year from the date of grant to an employee of the Company or any Subsidiary (but may become exercisable pro rata over such time), except for Substitute Awards, under circumstances contemplated by Article 11 or as may be set forth in an Award Agreement with respect to (x) retirement, death or disability of a Participant or (y) special circumstances determined by the Committee, such as the achievement of performance objectives. In addition to the foregoing, but subject to Section 12.2, the base amount of any Stock Appreciation Right shall not be reduced after the date of grant.

(h) The Committee may impose such terms and conditions on Stock Appreciation Rights granted in conjunction with any Award (other than an Option) as the Committee shall determine in its sole discretion.

7. Restricted Stock Awards
      7.1. Grants. Awards of Restricted Stock may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award”), and such Restricted Stock Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. A Restricted Stock Award shall be subject to restrictions imposed by the Committee covering a period of time specified by the Committee (the “Restriction Period”). The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Restricted Stock.
      7.2. Award Agreements. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards need not be the same with respect to each Participant.
      7.3. Rights of Holders of Restricted Stock. Beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a shareholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a shareholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares unless otherwise provided in such Award Agreement; provided, however, that any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock.
      7.4. Minimum Vesting Period. Except for certain limited situations (including the death, disability or retirement of the Participant, or a Change of Control referred to in Article 11), or special circumstances determined by the Committee (such as the achievement of performance objectives) Restricted Stock Awards subject solely to continued employment restrictions of employees of the Company or any Subsidiary shall have a Restriction Period of not less than three years from date of grant (but permitting pro rata vesting over such time); provided, that the provisions of this Section shall not be applicable to any grants to new hires to replace forfeited awards from a prior employer, Substitute Awards or grants of Restricted Stock in payment of Performance Awards and other earned cash-based incentive compensation or grants to non-employee Directors. Subject to the foregoing three-year minimum vesting requirement, the Committee may, in its sole discretion and subject to the limitations imposed under Section 162(m) of the Code and the regulations thereunder in the case of a Restricted Stock Award intended to comply with the performance-based exception under Section 162(m) of the Code, waive the forfeiture period and any other conditions set forth in any Award Agreement subject to such terms and conditions as the Committee shall deem appropriate.
      7.5 Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.
8. Other Stock Unit Awards
      8.1. Grants. Other Awards of units having a value equal to an identical number of Shares (“Other Stock Unit Awards”) may be granted hereunder to Participants, in addition to other Awards granted under the Plan. Other Stock Unit Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based incentive compensation.
      8.2. Award Agreements. The terms of Other Stock Unit Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each Participant.
      8.3. Vesting. Except for certain limited situations (including the death, disability or retirement of the Participant or a Change of Control referred to in Article 11), Other Stock Unit Awards subject solely to continued employment restrictions of employees of the Company or any Subsidiary shall be subject to restrictions imposed by the Committee for a period of not less than three years from date of grant (but permitting pro rata vesting over such time); provided, that such restrictions shall not be applicable to any Substitute Awards, grants of Other Stock Unit Awards in payment of Performance Awards pursuant to Article 9 and other earned cash-based incentive compensation, or grants of Other Stock Unit Awards on a deferred basis.
      8.4. Payment. Except as provided in Article 10 or as maybe provided in an Award Agreement, Other Stock Unit Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. Other Stock Unit Awards may be paid in a lump sum or in installments following the lapse of the restrictions applicable to such Awards, but, unless expressly provided in an Award Agreement, no later than 2 1/2 months following the end of the calendar year in which such restrictions lapse, or in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.
9. Performance Awards
      9.1. Grants. Performance Awards in the form of Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2.
      9.2. Award Agreements. The terms of any Performance Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.
      9.3. Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than 12 months nor longer than five years. The amount of the Award to be distributed shall be conclusively determined by the Committee.
      9.4. Payment. Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. Performance Awards may be paid in a lump sum or in installments, but, unless expressly provided in an Award Agreement, no later than 2 1/2 months following the close of the calendar year that contains the end of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.
10. Code Section 162(m) Provisions
      10.1. Covered Employees. Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Performance Award or an Other Stock Unit Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.
      10.2. Performance Criteria. If the Committee determines that a Restricted Stock Award, a Performance Award or an Other Stock Unit Award is subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: net sales; revenue growth; pre-tax income before allocation of corporate overhead and bonus; earnings per share; operating income, net income; division, group or corporate financial goals; return on stockholders’ equity; total stockholder return; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation, depletion and amortization; economic value-added models; comparisons with various stock market indices; reductions in costs; cash flow, cash flow per share; return on invested capital, cash flow return on investment; improvement in or attainment of expense levels or working capital levels; cash margins; safety records; and rig utilization and rig count growth. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.
      10.3. Adjustments. Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock, Performance Award or Other Stock Unit Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances.
      10.4. Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.
      10.5. Limitations on Grants to Individual Participant. Subject to adjustment as provided in Section 12.2, no Participant may be granted (i) Options or Stock Appreciation Rights during any 12-month period with respect to more than 1,000,000 Shares or (ii) Restricted Stock, Performance Awards and/or Other Stock Unit Awards that are denominated in Shares in any 12-month period with respect to more than 500,000 Shares (the “Limitations”). In addition to the foregoing, the maximum dollar value payable to any Participant in any 12-month period with respect to Performance Awards is $5,000,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.
11. Change of Control Provisions
      Impact of Change of Control. The terms of any Award may provide in the Award Agreement evidencing the Award that, upon a “Change of Control” of the Company (as that term may be defined therein), (a) Options and Stock Appreciation Rights outstanding as of the date of the Change of Control immediately vest and become fully exercisable, (b) that Options and Stock Appreciation Rights outstanding as of the date of the Change of Control may be cancelled and terminated without payment therefor if the Fair Market Value of one Share as of the date of the Change of Control is less than the per Share Option exercise price or Stock Appreciation Right grant price, (c) restrictions and deferral limitations on Restricted Stock lapse and the Restricted Stock become free of all restrictions and limitations and become fully vested, (d) all Performance Awards shall be considered to be earned and payable (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change of Control), and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed to the extent permitted under Section 409A of the Code, (e) the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse, and such Other Stock Unit Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant to the extent permitted under Section 409A of the Code, and (f) such other additional benefits as the Committee deems appropriate shall apply, subject in each case to any terms and conditions contained in the Award Agreement evidencing such Award. For purposes of the Plan, a “Change of Control” shall mean an event described in an Award Agreement evidencing the Award or such other event as determined in the sole discretion of the Board. Notwithstanding any other provision of the Plan, the Committee, in its discretion, may determine that, upon the occurrence of a Change of Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change of Control over the exercise price per share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.
12. Generally Applicable Provisions
      12.1. Amendment and Termination of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the NASDAQ Stock Market (or any other principal national securities exchange on which the Company is listed) provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend any provision of Section 5.3, (e) increase the maximum permissible term of any Option specified by Section 5.4, or (f) amend any provision of Section 10.4. In addition, no amendments to, or termination of, the Plan shall in any way impair the rights of a Participant under any Award previously granted without such Participant’s consent.
      12.2. Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee, in its sole discretion, deems equitable or appropriate, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion; provided, however, that the number of Shares subject to any Award shall always be a whole number.
      12.3. Transferability of Awards. Except as provided below, no Award and no Shares subject to Awards described in Article 8 that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. Notwithstanding the foregoing, a Participant may assign or transfer an Award with the consent of the Committee (i) for charitable donations; (ii) to the Participant’s spouse, children or grandchildren (including any adopted and stepchildren and grandchildren), or (iii) a trust for the benefit of one or more of the Participants or the persons referred to in clause (ii) (each transferee thereof, a “Permitted Assignee”); provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section. Notwithstanding the foregoing, no Incentive Stock Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Incentive Stock Options granted to a Participant under this Plan shall be exercisable during his or her lifetime only by such Participant.
      12.4. Termination of Employment. The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.
      12.5. Deferral; Dividend Equivalents. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Such deferrals shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including any deferred Award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that such amounts and Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that such amounts and Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award.
13. Miscellaneous
      13.1. Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a “Payee”) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to such Payee such minimum statutory withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company’s earnings), or by directing the Company to retain Shares (up to the Participant’s minimum required tax withholding rate or such other rate that will not trigger a negative accounting impact) otherwise deliverable in connection with the Award.
      13.2. Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee or Director the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee or Director at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.
      13.3. Prospective Recipient. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such

Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.
      13.4. Cancellation of Award. Notwithstanding anything to the contrary contained herein, all outstanding Awards granted to any Participant shall be canceled if the Participant, without the consent of the Company, while employed by the Company or any Subsidiary or after termination of such employment or service, establishes a relationship with a competitor of the Company or any Subsidiary or engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary, as determined by the Committee in its sole discretion.
      13.5. Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
      13.6. Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan and any Stock Appreciation Rights constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.
      13.7. Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
      13.8. Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.
      13.9. Construction. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”
      13.10. Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

      13.11. Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without reference to principles of conflict of laws, and construed accordingly.
      13.12. Effective Date of Plan; Termination of Plan. The Plan shall be effective on the date of the approval of the Plan by the holders of the shares entitled to vote at a duly constituted meeting of the stockholders of the Company. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.
      13.13. Foreign Employees. Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.
      13.14. Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.
      13.15. Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.
      13.16 Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an incentive stock option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.
      13.17 Sarbanes Oxley Act. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, or if the Participant is one of the persons subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.
      13.18 Retirement and Welfare Plans. Neither Awards made under the Plan nor Shares or cash paid pursuant to such Awards, may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant’s benefit.
      13.19 Indemnification. Each person who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Section 4.2 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation of Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

EXECUTIVE OFFICER
RESTRICTED STOCK AWARD AGREEMENT

PATTERSON-UTI ENERGY, INC.
2005 LONG-TERM INCENTIVE PLAN

     THIS RESTRICTED STOCK AWARD AGREEMENT (the “Agreement”) is made by and between Patterson-UTI Energy, Inc., a Delaware corporation (the “Company”), and ___(the “Recipient”) effective as of the ___day of ___, 20___(the “Grant Date”), pursuant to the Patterson-UTI Energy, Inc. 2005 Long-Term Incentive Plan (the “Plan”), which is incorporated by reference herein in its entirety.

     WHEREAS, the Company desires to grant to the Recipient the shares of equity securities specified herein (the “Shares”), subject to the terms and conditions of this Agreement; and

     WHEREAS, the Recipient desires to have the opportunity to hold Shares subject to the terms and conditions of this Agreement;

     NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.	Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated:

(a)	For purposes of this Agreement, a “Change in Control of the Company” shall mean the occurrence of any of the following after the Grant Date:

i.	The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) (a “ Covered Person”) of beneficial ownership (within the meaning of rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (A) the then outstanding shares of the common stock of the Company (the “Outstanding Company Common Stock”), or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i) of this Section 1(a), the following acquisitions shall not constitute a Change in Control of the Company: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 1(a); or

ii.	Individuals who, as of the Grant Date, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the Grant Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Covered Person other than the Board; or

iii.	Consummation of (xx) a reorganization, merger or consolidation or sale of the Company or any subsidiary of the Company, or (yy) a disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, direct or indirectly, more than 65% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Covered Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or, if earlier, of the action of the Board of Directors, providing for such Business Combination.

(b)	“Forfeiture Restrictions” shall mean any prohibitions and restrictions set forth herein with respect to the sale or other disposition of Shares issued to the

Recipient hereunder and the obligation to forfeit and surrender such shares to the Company.

(c)	“Restricted Shares” shall mean the Shares that are subject to the Forfeiture Restrictions under this Agreement.

Capitalized terms not otherwise defined in this Agreement shall have the meanings given to such terms in the Plan.

2.	Grant of Restricted Shares. Effective as of the Grant Date, the Company shall cause to be issued in the Recipient’s name the following Shares as Restricted Shares: ___shares of the Company’s common stock, $.01 par value per share. The Company shall cause certificates evidencing the Restricted Shares to be issued in the Recipient’s name, and, subject to the Forfeiture Restrictions and other terms and conditions of this Agreement, the Recipient shall have all the rights of a stockholder with respect to such Restricted Shares, including the right to vote such Shares. Regular, ordinary dividends paid with respect to the Restricted Shares in cash shall be paid to the Recipient currently. All other dividends and distributions, whether paid in cash, equity securities in the Company, rights to acquire equity securities in the Company or any other property shall be added to and become a part of the Restricted Shares, unless the Committee, in its sole discretion, determines that such other dividends or distributions shall be paid to the Recipient currently. Upon issuance, the certificates shall be delivered to the Secretary of the Company or to such other depository as may be designated by the Committee under the Plan as a depository for safekeeping until the forfeiture of such Restricted Shares occurs or the Forfeiture Restrictions lapse and the withholding provisions of Section 6 have been satisfied. Effective as of the Grant Date, the Recipient shall deliver to the Company all stock powers, endorsed in blank, relating to the Restricted Shares. In accepting this award of Shares the Recipient accepts and agrees to be bound by all the terms and conditions of the Plan.

3.	Transfer Restrictions. The Shares granted hereby may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of, to the extent then subject to the Forfeiture Restrictions. Any such attempted sale, assignment, pledge, exchange, hypothecation, transfer, encumbrance or disposition in violation of this Agreement shall be void and the Company shall not be bound thereby. Notwithstanding the foregoing, the Recipient may assign or transfer the Shares granted hereby pursuant to a qualified domestic relations order (as defined in Section 401(a)(13) of the Internal Revenue Code of 1986, as amended, or Section 206(d)(3) of the Employee Retirement Income Security Act of 1974, as amended), or with the consent of the Committee (i) for charitable donations; (ii) to the Recipient’s spouse, children or grandchildren (including any adopted and stepchildren and grandchildren), or (iii) a trust for the benefit of the Recipient or the persons referred to in clause (ii) (each transferee thereof, a “Permitted Assignee”); provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and this Award Agreement and shall execute an agreement satisfactory to the Company evidencing such obligations and all requested stock powers, endorsed in blank, relating to the Restricted Shares; and provided further that the Recipient shall remain bound by the terms and conditions of the Plan. Further, the Shares granted hereby that are no longer subject to Forfeiture Restrictions may not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state securities laws, and the

Recipient agrees (i) that the Company may refuse to cause the transfer of the Shares to be registered on the applicable stock transfer records if such proposed transfer would, in the opinion of counsel satisfactory to the Company, constitute a violation of any applicable securities law, and (ii) that the Company may give related instructions to the transfer agent, if any, to stop registration of the transfer of the Shares.

4.	Vesting. The Shares that are granted hereby shall be subject to the Forfeiture Restrictions. All of the Forfeiture Restrictions shall lapse and the Restricted Shares shall vest as follows (it being understood that the number of shares of Restricted Shares as to which all restrictions have lapsed and which have vested in the Recipient at any time shall be the greatest of the number of vested Shares specified in subparagraph (a), (b), (c) or (d) below):

(a)	The Recipient shall become vested as to the Restricted Shares pursuant to the following vesting schedule:

(i)	on the third anniversary of the Grant Date, 50% of the Restricted Shares subject to this Agreement shall vest; and

(ii)	on the fourth anniversary of the Grant Date, the remaining 50% of the Restricted Shares subject to this Agreement shall vest.

(b)	If the Recipient’s employment with the Company and all Subsidiaries is terminated for any reason other than death or disability before all the Shares have vested, the Shares that have not vested shall be forfeited and the Recipient shall cease to have any rights of a stockholder with respect to such forfeited Shares.

(c)	In the event of the termination of the Recipient’s employment with the Company and all Subsidiaries due to death or disability before all of the Share have vested, the Recipient shall become vested in the number of Restricted Shares equal to the sum of the following:

(i)	a number equal to the product of (A) 50% of the Restricted Shares that are granted hereby, multiplied by (B) a fraction, the numerator of which is the number of days in the period commencing on and including the Grant Date and ending on and including the date of the Recipient’s termination of employment due to death or disability, and the denominator of which is 1095, plus

(ii)	a number equal to the product of (A) 50% of the Restricted Shares that are granted hereby, multiplied by (B) a fraction, the numerator of which is the number of days in the period commencing on and including the Grant Date and ending on and including the date of the Recipient’s termination of employment due to death or disability, and the denominator of which is 1461.

(d)	Upon the occurrence of a Change in Control of the Company, the Shares that have not vested as of the date of such Change in Control of the Company shall be

100% vested; provided, however, that this subparagraph (d) shall not apply if the Recipient is the Covered Person or forms part of the Covered Person as specified in Section 1(a)(i) that acquires 35% or more of either the Outstanding Company Common Stock or Outstanding Company Voting Securities and such acquisition constitutes a Change in Control of the Company.

Shares that do not become vested pursuant to subparagraphs (a), (b), (c) or (d) above shall be forfeited and the Recipient shall cease to have any rights of a stockholder with respect to such forfeited Shares

Upon the lapse of the Forfeiture Restrictions with respect to Shares granted hereby and the satisfaction of the withholding provisions of Section 6, the Company shall cause to be delivered to the Recipient a stock certificate representing such Shares, and such Shares shall be transferable by the Recipient (except to the extent that any proposed transfer would, in the opinion of counsel satisfactory to the Company, constitute a violation of applicable securities law).

5.	Capital Adjustments and Reorganizations. The existence of the Restricted Shares shall not affect in any way the right or power of the Company or any company the stock of which is awarded pursuant to this Agreement to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure or its business, engage in any merger or consolidation, issue any debt or equity securities, dissolve or liquidate, or sell, lease, exchange or otherwise dispose of all or any part of its assets or business, or engage in any other corporate act or proceeding.

6.	Tax Withholding. To the extent that the receipt of the Restricted Shares or the lapse of any Forfeiture Restrictions results in income to the Recipient for federal, state or local income, employment, excise or other tax purposes with respect to which the Company or any of its Subsidiaries has a withholding obligation (including, but not limited to, any such withholding obligation resulting from an election described in Section 7 of this Agreement), the Recipient shall deliver to the Company or such Subsidiary at the time of such receipt or lapse, as the case may be, such amount of money as the Company or such Subsidiary may require to meet its obligation under applicable tax laws or regulations. If the Recipient fails to do so, the Company or it Subsidiary is authorized to withhold from wages or other amounts otherwise payable to such Recipient the minimum statutory withholding taxes as may be required by law or to take such other action as may be necessary to satisfy such withholding obligations. The Committee may, in its sole discretion, permit the Recipient to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company’s earnings), or by directing the Company to retain Shares (up to the Recipient’s minimum required tax withholding rate or such other rate that will not trigger a negative accounting impact) otherwise deliverable under this Agreement. The Company shall not be obligated to deliver or release any Shares granted hereby until all applicable federal, state and local income, employment, excise or other tax withholding requirements have been satisfied.

7.	Section 83(b) Election. The Recipient shall not exercise the election permitted under Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Restricted Shares without the prior written approval of the Chairman of the Committee. If the Chairman of the Committee permits the election, the Recipient shall timely comply with the Recipient’s obligations under, and the Company and its Subsidiaries shall have all the rights under, Section 6 of this Agreement with respect to any tax withholding obligation relating to any such election.

8.	No Fractional Shares. All provisions of this Agreement concern whole Shares. Notwithstanding anything contained in this Agreement to the contrary, if the application of any provision of this Agreement would yield a fractional share, such fractional share shall be rounded down to the next whole Share.

9.	Not an Employment Agreement. This Agreement is not an employment agreement, and no provision of this Agreement shall be construed or interpreted to create an employment relationship between the Recipient, the Company or any of its Subsidiaries or guarantee the right to remain an employee of the Company or its Subsidiaries for any specified term.

10.	Legend. The Recipient consents to the placing on the certificate for the Shares of an appropriate legend restricting resale or other transfer of the Shares except in accordance with all applicable securities laws and rules thereunder, as well as any legend under Section 13.5 of the Plan as determined by the Committee.

11.	Notices. Any notice, instruction, authorization, request or demand required hereunder shall be in writing, and shall be delivered either by personal delivery, by telegram, telex, telecopy or similar facsimile means, by certified or registered mail, return receipt requested, by facsimile transmission or by courier or delivery service, to the Company at 4510 Lamesa Hwy., Snyder, Texas 79549, Attention: Chief Financial Officer, facsimile number (325) 574-6307, and to the Recipient at the Recipient’s address and facsimile number (if applicable) indicated beneath the Recipient’s signature on the execution page of this Agreement, or at such other address and facsimile number as a party shall have previously designated by written notice given to the other party in the manner hereinabove set forth. Notices shall be deemed given when received, if sent by facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by facsimile means); and when delivered (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by express courier or delivery service, or sent by certified or registered mail, return receipt requested.

12.	Amendment and Waiver. Except as otherwise provided in Section 12.1 of the Plan, this Agreement may be amended, modified or superseded only by written instrument executed by the Company and the Recipient. Only a written instrument executed and delivered by the party waiving compliance hereof shall make any waiver of the terms or conditions effective. Any waiver granted by the Company shall be effective only if executed and delivered by a duly authorized executive officer of the Company. The failure of any party at any time or times to require performance of any provisions hereof shall in no manner affect the right to enforce the same. No waiver by any party of any term or condition, or of any breach of any term or condition, contained in this Agreement, in one or more instances, shall be construed as a continuing waiver of any such condition or breach, a waiver of any other term or condition, or a waiver of any breach of any other term or condition.

13.	Governing Law and Severability. This Agreement shall be governed by the laws of the State of Delaware without regard to its conflicts of law provisions. The invalidity of any provision of this Agreement shall not affect any other provision of this Agreement, which shall remain in full force and effect.

14.	Successors and Assigns. Subject to the limitations which this Agreement imposes upon the transferability of the Shares granted hereby, this Agreement shall bind, be enforceable by and inure to the benefit of the Company and its successors and assigns, and to the Recipient, the Recipient’s Permitted Assignees, executors, administrators, agents, legal and personal representatives.

15.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original for all purposes but all of which taken together shall constitute but one and the same instrument

16.	Grant Subject to Terms of Plan and this Agreement. The Recipient acknowledges and agrees that the grant of the Restricted Shares hereunder is made pursuant to and governed by the terms of the Plan and this Agreement, ratifies and consents to any action taken by the Company, the Board of Directors or the Committee concerning the Plan and agrees that the grant of the Restricted Shares pursuant to this Agreement is subject in all respects to the more detailed provisions of the Plan.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and the Recipient has executed this Agreement, all effective as of the date first above written.

PATTERSON-UTI ENERGY, INC.:
By:
Name:
Title:

RECIPIENT:

Name:
Address:

Facsimile No.:

IRREVOCABLE STOCK POWER

     KNOW ALL MEN BY THESE PRESENTS, THAT the undersigned, FOR VALUE RECEIVED, has bargained, sold, assigned and transferred and by these presents does bargain, sell, assign and transfer unto Patterson-UTI Energy, Inc., a Delaware corporation (the “Company”), the Shares transferred pursuant to the Restricted Stock Award Agreement dated effective as of ___, 20___, between the Company and the undersigned; AND subject to and in accordance with such Restricted Stock Award Agreement the undersigned does hereby constitute and appoint the Secretary of the Company the undersigned’s true and lawful attorney, IRREVOCABLY, to sell assign, transfer, hypothecate, pledge and make over all or any part of such Shares and for that purpose to make and execute all necessary acts of assignment and transfer thereof, and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or his or her substitutes shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Stock Power effective the ___day of ___, 20___.

Name:

EXECUTIVE OFFICER
STOCK OPTION AGREEMENT

PATTERSON-UTI ENERGY, INC.
2005 LONG-TERM INCENTIVE PLAN

     THIS STOCK OPTION AGREEMENT (this “Agreement”) is effective as of ___, 20___(the “Grant Date”), between Patterson-UTI Energy, Inc., a Delaware corporation (“the Company”), and ___(the “Employee”).

W I T N E S S E T H :

     WHEREAS, the Company has established the Patterson-UTI Energy, Inc. 2005 Long-Term Incentive Plan (the “Plan”); and

     WHEREAS, the Employee is currently an employee of the Company or one of its Subsidiaries, and the Company desires to encourage the Employee’s continued service and, as an inducement thereto, has determined to grant to the Employee pursuant to the Plan the option provided for herein.

     NOW, THEREFORE, in consideration of the premises and the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Employee hereby agree as follows:

1.	Grant. Effective as of the Grant Date, the Company hereby grants to the Employee pursuant to the terms and conditions of the Plan an option (the “Option”) to purchase ___ Shares of Common Stock at a price of $ per share (the “Option Price”). The Option shall be for a term commencing on the Grant Date and ending on ___, 20___(the “Expiration Date”) (unless such Option terminates earlier as provided in this Agreement or as set forth under the terms of the Plan). The Option is subject to the terms and provisions of the Plan, which are hereby incorporated herein by reference and the terms and provisions of this Agreement. Capitalized terms not otherwise defined in this Agreement shall have the meanings given to such terms in the Plan.

     The Option shall vest and be exercisable as follows:

(a)	on the first anniversary of the Grant Date, the Option shall be vested and become exercisable with respect to one-third (1/3) of the Shares subject to the Option;

(b)	on the ___day of each month of the twenty-three (23) months thereafter, one thirty-sixth (1/36) of the Shares subject to the Option shall be vested and become exercisable and on the ___day of the thirty-sixth month following the Grant Date the remaining Shares subject to the Option shall be vested and become exercisable; and

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(c)	to the extent not exercised, installments shall be cumulative and may be exercised in whole or in part.

2.	Changes in the Company’s Capital Structure.

(a)	The existence of the Option shall not affect in any way the right or power of the Company (or any company the stock of which is awarded pursuant to this Agreement) or its stockholders to make or authorize any adjustment, recapitalization, reorganization or other changes in its capital structure or its business, engage in any merger or consolidation, issue any debt or equity securities, dissolve or liquidate, or sell, lease, exchange or otherwise dispose of all or any part of its assets or business, or engage in any other corporate act or proceeding, whether of a similar character or otherwise.

(b)	In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, the Committee shall make appropriate adjustment in the number of Shares subject to the Option, the Option Price and the securities issuable and other property payable upon exercise of the Option (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company); provided, however, that no such adjustment shall increase the aggregate value of the securities awarded under this Agreement and that the number of Shares subject to this Option shall always be a whole number.

3.	Change in Control of the Company. Notwithstanding the vesting schedule set forth in Section 1 of this Agreement, all unvested Options will immediately vest and become immediately exercisable upon a Change in Control of the Company. For purposes of this Agreement, a “Change in Control of the Company” shall mean the occurrence of any of the following after the Grant Date:

(a)	The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) (a “ Covered Person”) of beneficial ownership (within the meaning of rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (i) the then outstanding shares of the common stock of the Company (the “Outstanding Company Common Stock”), or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a) of this Section 3, the following acquisitions shall not constitute a Change in Control of the Company: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (iv) any

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acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 3; or

(b)	Individuals who, as of the Grant Date, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the Grant Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Covered Person other than the Board; or

(c)	Consummation of (xx) a reorganization, merger or consolidation or sale of the Company or any subsidiary of the Company, or (yy) a disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, direct or indirectly, more than 65% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Covered Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or, if earlier, of the action of the Board of Directors, providing for such Business Combination.

4.	Exercise of Options. The Option may be exercised from time to time as to the total number of shares that may then be issuable upon the exercise thereof or any portion thereof by the Employee, a Permitted Assignee (as defined in Section 5) with the consent

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of the Committee, or, in the event of the death or disability of the Employee, the Employee’s executors, administrators, guardian or legal representative by giving written notice of such exercise to the Company or its designated agent in substantially the form attached hereto as Exhibit A.

5.	Assignment. The Option may not be transferred or assigned in any manner by the Employee except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in Section 401(a)(13) of the Internal Revenue Code of 1986, as amended, or Section 206(d)(3) of the Employee Retirement Income Security Act of 1974, as amended), and shall be exercisable during the Employee’s lifetime only by him or her (or, if under a qualified domestic relations order, his or her payee. Notwithstanding the foregoing, a Participant may assign or transfer the Option with the consent of the Committee (i) for charitable donations; (ii) to the Employee’s spouse, children or grandchildren (including any adopted and stepchildren and grandchildren), or (iii) to a trust for the benefit of the Employee or the persons referred to in clause (ii) (each transferee thereof, a “Permitted Assignee”); provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and this Agreement and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Employee shall remain bound by the terms and conditions of the Plan.

6.	Requirements of Law. The Company shall not be required to sell or issue any shares on the exercise of the Option if the issuance of such shares shall constitute a violation by the Employee or the Company of any provisions of any law or regulation of any governmental authority. The Option shall be subject to the requirements that, if at any time the Board of Directors of the Company or the Committee shall determine that the listing, registration or qualification of the shares subject thereto upon any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision thereof, or the consent or approval of any governmental regulatory body, or investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject thereto, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, approval or representation shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. If required at any time by the Board of Directors or the Committee, the Option may not be exercised until the Employee has delivered an investment letter to the Company. In addition, specifically in connection with the Securities Act of 1933 (as now in effect or hereafter amended) (the “Act”), upon exercise of the Option, the Company shall not be required to issue the underlying shares unless the Committee has received evidence satisfactory to it to the effect that the Employee will not transfer such shares except pursuant to a registration statement in effect under the Act or unless an opinion of counsel satisfactory to the Committee has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of the Option are not registered under the Act, the Company may imprint on the certificate for such shares the following legend or any other legend that counsel for the Company considers necessary or advisable to comply with the Act:

The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred

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except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer.

The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act. The Company shall not be obligated to take any other affirmative action to cause the exercise of the Option or the issuance of Shares pursuant thereto to comply with any law or regulation of any governmental authority.

7.	Termination. The Option, to the extent it shall not previously have been exercised, shall terminate on the earlier of the following unless the Committee extends the term of this Option to a period not extending beyond the Expiration Date:

(a)	Three years after the date of the severance of the employment relationship between the Company (and all of its Subsidiaries) and the Employee, whether with or without cause and for any reason. Effective as of the Employee’s severance of employment, the Employee shall cease vesting in his Option but during the three-year period following his severance of employment, the Employee shall be entitled to exercise his vested Option in respect of the number of shares that the Employee would have been entitled to purchase had the Employee exercised the Option on the date of such severance of employment. If the Employee should die within such three year period, the Employee’s executor, administrator, or the person to whom the Option shall be transferred by the Employee’s will or the laws of descent and distribution shall have until the end of the original three-year time period to exercise the Employee’s vested Option in respect of the number of shares that the Employee would have been entitled to purchase had the Employee exercised the Option on the date of the Employee’s severance of employment.

(b)	On the Expiration Date.

8.	Amendment and Waiver. Except as otherwise provided in Section 12.1 of the Plan, this Agreement may be amended, modified or superseded only by written instrument executed by the Company and the Employee. Only a written instrument executed and delivered by the party waiving compliance hereof shall make any waiver of the terms or conditions effective. Any waiver granted by the Company shall be effective only if executed and delivered by a duly authorized executive officer of the Company. The failure of any party at any time or times to require performance of any provisions hereof shall in no manner affect the right to enforce the same. No waiver by any party of any term or condition, or of any breach of any term or condition, contained in this Agreement, in one or more instances, shall be construed as a continuing waiver of any such condition or breach, a waiver of any other term or condition, or a waiver of any breach of any other term or condition.

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9.	No Rights as a Stockholder. The Employee shall not have any rights as a stockholder with respect to any Shares issuable upon the exercise of the Option until the date of issuance of the stock certificate or certificates representing such Shares following the Employee’s exercise of the Option pursuant to its terms and conditions and payment for such Shares. Except as otherwise provided in the Plan, no adjustment shall be made for dividends or other distributions made with respect to the Common Stock the record date for the payment of which is prior to the date of issuance of the stock certificate or certificates representing such shares following the Employee’s exercise of the Option.

10.	Tax Withholding. To the extent that the grant, exercise or vesting of the Option results in income to the Employee for federal, state or local income, employment, excise or other tax purposes with respect to which the Company or any of its Subsidiaries has a withholding obligation, the Employee shall deliver to the Company or such Subsidiary at the time of such receipt or lapse, as the case may be, such amount of money as the Company or such Subsidiary may require to meet its obligation under applicable tax laws or regulations. If the Employee fails to do so, the Company or its Subsidiary is authorized to withhold from wages or other amounts otherwise payable to such Employee the minimum statutory withholding taxes as may be required by law or to take such other action as may be necessary to satisfy such withholding obligations. The Committee may, in its sole discretion, permit the Employee to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company’s earnings), or by directing the Company to retain Shares (up to the Employee’s minimum required tax withholding rate or such other rate that will not trigger a negative accounting impact) otherwise deliverable under this Agreement. The Company shall not be obligated to issue any Shares upon the exercise of any Options granted hereunder until all applicable federal, state and local income, employment, excise or other tax withholding requirements have been satisfied.

11.	No Fractional Shares. All provisions of this Agreement concern whole Shares. Notwithstanding anything contained in this Agreement to the contrary, if the application of any provision of this Agreement would yield a fractional share, such fractional share shall be rounded down to the next whole Share.

12.	Governing Law and Severability. This Agreement shall be governed by the laws of the State of Delaware without regard to its conflicts of law provisions. The invalidity of any provision of this Agreement shall not affect any other provision of this Agreement, which shall remain in full force and effect.

13.	Notices. Any notice, instruction, authorization, request or demand required hereunder shall be in writing, and shall be delivered either by personal delivery, by telegram, telex, telecopy or similar facsimile means, by certified or registered mail, return receipt requested, by facsimile transmission or by courier or delivery service, to the Company at 4510 Lamesa Hwy., Snyder, Texas 79549, Attention: Chief Financial Officer, facsimile number (325) 574-6307, and to the Employee at the Employee’s address and facsimile

6

number (if applicable) indicated beneath the Employee’s signature on the execution page of this Agreement, or at such other address and facsimile number as a party shall have previously designated by written notice given to the other party in the manner hereinabove set forth. Notices shall be deemed given when received, if sent by facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by facsimile means); and when delivered (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by express courier or delivery service, or sent by certified or registered mail, return receipt requested.

14.	No Employment Obligation. This Agreement is not an employment agreement, and no provision of this Agreement shall be construed or interpreted to create an employment relationship between the Employee, the Company or any of its Subsidiaries or guarantee the right to remain an employee of the Company or any of its Subsidiaries for any specified term or to affect any right that the Company or any Subsidiary may have to terminate the employment of (or to demote or to exclude from future Awards under the Plan) the Employee at any time for any reason.

15.	Successors and Assigns. Except as otherwise provided to the contrary in this Agreement or in the Plan, this Agreement shall bind, be enforceable by and inure to the benefit of the Company, its Subsidiaries, and their successors and assigns, and to the Employee, the Employee’s Permitted Assignees, executors, administrators, agents, legal and personal representatives.

16.	Grant Subject to Terms of Plan and this Agreement. The Employee acknowledges and agrees that the grant of the Option hereunder is made pursuant to and governed by the terms of the Plan and this Agreement, ratifies and consents to any action taken by the Company, the Board of Directors or the Committee concerning the Plan and agrees that the grant of the Option pursuant to this Agreement is subject in all respects to the more detailed provisions of the Plan.

17.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original for all purposes but all of which taken together shall constitute but one and the same instrument.

18.	Non-Incentive Stock Option. The Option is not intended to qualify as an “incentive stock option” as defined in Section 422 of the Internal Revenue Code of 1986, as amended.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

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     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first above mentioned.

PATTERSON-UTI ENERGY, INC.:
By:
Name:
Title:

EMPLOYEE:

8

EXHIBIT A
PATTERSON-UTI ENERGY, INC. 2005 LONG-TERM INCENTIVE PLAN

Exercise of Stock Option

Patterson-UTI Energy, Inc.
4510 Lamesa Highway
P.O. Box 1416
Snyder, TX 79550
Attention: Chief Financial Officer

Dear Sir or Madam:

     The undersigned Optionee, ___, hereby exercises the Option granted to him pursuant to the Patterson-UTI Energy, Inc. 2005 Long-Term Incentive Plan dated as of ___, 20___ between Patterson-UTI Energy, Inc. (the “Company”) and the Optionee with respect to ___ Shares of common stock, $0.01 par value per share, of the Company covered by said Option, and tenders, and tenders herewith the following form of payment [check all that apply]:

☐	Check for $ , payable to “Patterson-UTI Energy, Inc.”

☐	Certificate(s) for shares of Common Stock of the Company that I have owned for at least six months or have purchased in the open market. (These shares will be valued as of the date when the Company receives this notice.)

☐	Attestation Form covering shares of Common Stock of the Company. (These shares will be valued as of the date when the Company receives this notice.)

The exact legal name and registered address on such certificate should be:

     The Optionee’s social security number is:                              .

ACKNOWLEDGMENTS:

1.	I understand that all sales of purchased Shares are subject to compliance with the Company’s policy on securities trades, and I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me.

2.	I hereby acknowledge that I received and read a copy of the prospectus describing Patterson-UTI’s 2005 Long-Term Incentive Plan and the tax consequences of an exercise.

3.	I understand that I must recognize ordinary income equal to the excess of the fair market value of the purchased Shares on the date of exercise and the exercise price. I further understand that I am required to pay withholding taxes at the time of exercising this Option.

OPTIONEE’S SIGNATURE	DATE:

NON-EMPLOYEE DIRECTOR
RESTRICTED STOCK AWARD AGREEMENT

PATTERSON-UTI ENERGY, INC.
2005 LONG-TERM INCENTIVE PLAN

     THIS RESTRICTED STOCK AWARD AGREEMENT (the “Agreement”) is made by and between Patterson-UTI Energy, Inc., a Delaware corporation (the “Company”), and ___(the “Recipient”) effective as of the ___day of ___, 20___(the “Grant Date”), pursuant to the Patterson-UTI Energy, Inc. 2005 Long-Term Incentive Plan (the “Plan”), which is incorporated by reference herein in its entirety.

     WHEREAS, the Company desires to grant to the Recipient the shares of equity securities specified herein (the “Shares”), subject to the terms and conditions of this Agreement; and

     WHEREAS, the Recipient desires to have the opportunity to hold Shares subject to the terms and conditions of this Agreement;

     NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.	Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated:

(a)	For purposes of this Agreement, a “Change in Control of the Company” shall mean the occurrence of any of the following after the Grant Date:

i.	The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) (a “ Covered Person”) of beneficial ownership (within the meaning of rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (A) the then outstanding shares of the common stock of the Company (the “Outstanding Company Common Stock”), or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i) of this Section 1(a), the following acquisitions shall not constitute a Change in Control of the Company: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 1(a); or

ii.	Individuals who, as of the Grant Date, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the Grant Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Covered Person other than the Board; or

iii.	Consummation of (xx) a reorganization, merger or consolidation or sale of the Company or any subsidiary of the Company, or (yy) a disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, direct or indirectly, more than 65% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Covered Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or, if earlier, of the action of the Board of Directors, providing for such Business Combination.

(b)	“Forfeiture Restrictions” shall mean any prohibitions and restrictions set forth herein with respect to the sale or other disposition of Shares issued to the Recipient hereunder and the obligation to forfeit and surrender such shares to the Company.

(c)	“Restricted Shares” shall mean the Shares that are subject to the Forfeiture Restrictions under this Agreement.

Capitalized terms not otherwise defined in this Agreement shall have the meanings given to such terms in the Plan.

2.	Grant of Restricted Shares. Effective as of the Grant Date, the Company shall cause to be issued in the Recipient’s name the following Shares as Restricted Shares: ___shares of the Company’s common stock, $.01 par value per share. The Company shall cause certificates evidencing the Restricted Shares to be issued in the Recipient’s name, and, subject to the Forfeiture Restrictions and other terms and conditions of this Agreement, the Recipient shall have all the rights of a stockholder with respect to such Restricted Shares, including the right to vote such Shares. Regular, ordinary dividends paid with respect to the Restricted Shares in cash shall be paid to the Recipient currently. All other dividends and distributions, whether paid in cash, equity securities in the Company, rights to acquire equity securities in the Company or any other property shall be added to and become a part of the Restricted Shares, unless the Committee, in its sole discretion, determines that such other dividends or distributions shall be paid to the Recipient currently. Upon issuance, the certificates shall be delivered to the Secretary of the Company or to such other depository as may be designated by the Committee under the Plan as a depository for safekeeping until the forfeiture of such Restricted Shares occurs or the Forfeiture Restrictions lapse. Effective as of the Grant Date, the Recipient shall deliver to the Company all stock powers, endorsed in blank, relating to the Restricted Shares. In accepting this award of Shares the Recipient accepts and agrees to be bound by all the terms and conditions of the Plan.

3.	Transfer Restrictions. The Shares granted hereby may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of, to the extent then subject to the Forfeiture Restrictions. Any such attempted sale, assignment, pledge, exchange, hypothecation, transfer, encumbrance or disposition in violation of this Agreement shall be void and the Company shall not be bound thereby. Notwithstanding the foregoing, the Recipient may assign or transfer the Shares granted hereby pursuant to a qualified domestic relations order (as defined in Section 401(a)(13) of the Internal Revenue Code of 1986, as amended, or Section 206(d)(3) of the Employee Retirement Income Security Act of 1974, as amended), or with the consent of the Committee (i) for charitable donations; (ii) to the Recipient’s spouse, children or grandchildren (including any adopted and stepchildren and grandchildren), or (iii) a trust for the benefit of the Recipient or the persons referred to in clause (ii) (each transferee thereof, a “Permitted Assignee”); provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and this Award Agreement and shall execute an agreement satisfactory to the Company evidencing such obligations and all requested stock powers, endorsed in blank, relating to the Restricted Shares; and provided further that the Recipient shall remain bound by the terms and conditions of the Plan. Further, the Shares granted hereby that are no longer subject to Forfeiture Restrictions may not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state securities laws, and the Recipient agrees (i) that the Company may refuse to cause the transfer of the Shares to be registered on the applicable stock transfer records if such proposed transfer would, in the opinion of counsel satisfactory to the Company, constitute a violation of any applicable securities law, and (ii) that the Company may give related instructions to the transfer agent, if any, to stop registration of the transfer of the Shares.

4.	Vesting. The Shares that are granted hereby shall be subject to the Forfeiture Restrictions. All of the Forfeiture Restrictions shall lapse and the Restricted Shares shall vest as follows (it being understood that the number of shares of Restricted Shares as to which all restrictions have lapsed and which have vested in the Recipient at any time shall be the greatest of the number of vested Shares specified in subparagraph (a), (b), (c) or (d) below):

(a)	The Recipient shall become 100% vested as to the Restricted Shares on the first anniversary of the Grant Date.

(b)	If the Recipient’s service as a Director is terminated for any reason other than death or disability before all the Shares have vested, the Shares that have not vested shall be forfeited and the Recipient shall cease to have any rights of a stockholder with respect to such forfeited Shares.

(c)	In the event of the death or disability of the Recipient while a Director and before all of the Share have vested, the Recipient shall become vested in the number of Restricted Shares equal to the product of (A) 100% of the Restricted Shares that are granted hereby, multiplied by (B) a fraction, the numerator of which is the number of days in the period commencing on and including the Grant Date and ending on and including the date of the Recipient’s death or disability, and the denominator of which is 365.

(d)	Upon the occurrence of a Change in Control of the Company, the Shares that have not vested as of the date of such Change in Control of the Company shall be 100% vested; provided, however, that this subparagraph (d) shall not apply if the Recipient is the Covered Person or forms part of the Covered Person as specified in Section 1(a)(i) that acquires 35% or more of either the Outstanding Company Common Stock or Outstanding Company Voting Securities and such acquisition constitutes a Change in Control of the Company.

Shares that do not become vested pursuant to subparagraphs (a), (b), (c) or (d) above shall be forfeited and the Recipient shall cease to have any rights of a stockholder with respect to such forfeited Shares

Upon the lapse of the Forfeiture Restrictions with respect to Shares granted hereby, the Company shall cause to be delivered to the Recipient a stock certificate representing such Shares, and such Shares shall be transferable by the Recipient (except to the extent that any proposed transfer would, in the opinion of counsel satisfactory to the Company, constitute a violation of applicable securities law).

5.	Capital Adjustments and Reorganizations. The existence of the Restricted Shares shall not affect in any way the right or power of the Company or any company the stock of which is awarded pursuant to this Agreement to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure or its business, engage in any merger or consolidation, issue any debt or equity securities, dissolve or liquidate, or sell, lease, exchange or otherwise dispose of all or any part of its assets or business, or engage in any other corporate act or proceeding.

6.	Section 83(b) Election. The Recipient shall not exercise the election permitted under Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Restricted Shares without the prior written approval of the Chairman of the Committee.

7.	No Fractional Shares. All provisions of this Agreement concern whole Shares. Notwithstanding anything contained in this Agreement to the contrary, if the application of any provision of this Agreement would yield a fractional share, such fractional share shall be rounded down to the next whole Share.

8.	No Obligation to Retain Services. This Agreement is not a services or employment agreement, and no provision of this Agreement shall be construed or interpreted to create a services or employment relationship between the Recipient, the Company or any of its Subsidiaries or guarantee the Recipient the right to remain a Director for any specified term.

9.	Legend. The Recipient consents to the placing on the certificate for the Shares of an appropriate legend restricting resale or other transfer of the Shares except in accordance with all applicable securities laws and rules thereunder, as well as any legend under Section 13.5 of the Plan as determined by the Committee.

10.	Notices. Any notice, instruction, authorization, request or demand required hereunder shall be in writing, and shall be delivered either by personal delivery, by telegram, telex, telecopy or similar facsimile means, by certified or registered mail, return receipt requested, by facsimile transmission or by courier or delivery service, to the Company at 4510 Lamesa Hwy., Snyder, Texas 79549, Attention: Chief Financial Officer, facsimile number (325) 574-6307, and to the Recipient at the Recipient’s address and facsimile number (if applicable) indicated beneath the Recipient’s signature on the execution page of this Agreement, or at such other address and facsimile number as a party shall have previously designated by written notice given to the other party in the manner hereinabove set forth. Notices shall be deemed given when received, if sent by facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by facsimile means); and when delivered (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by express courier or delivery service, or sent by certified or registered mail, return receipt requested.

11.	Amendment and Waiver. Except as otherwise provided in Section 12.1 of the Plan, this Agreement may be amended, modified or superseded only by written instrument executed by the Company and the Recipient. Only a written instrument executed and delivered by the party waiving compliance hereof shall make any waiver of the terms or conditions effective. Any waiver granted by the Company shall be effective only if executed and delivered by a duly authorized executive officer of the Company. The failure of any party at any time or times to require performance of any provisions hereof shall in no manner affect the right to enforce the same. No waiver by any party of any term or condition, or of any breach of any term or condition, contained in this Agreement, in one or more instances, shall be construed as a continuing waiver of any such condition or breach, a waiver of any other term or condition, or a waiver of any breach of any other term or condition.

12.	Governing Law and Severability. This Agreement shall be governed by the laws of the State of Delaware without regard to its conflicts of law provisions. The invalidity of any provision of this Agreement shall not affect any other provision of this Agreement, which shall remain in full force and effect.

13.	Successors and Assigns. Subject to the limitations which this Agreement imposes upon the transferability of the Shares granted hereby, this Agreement shall bind, be enforceable by and inure to the benefit of the Company and its successors and assigns, and to the Recipient, the Recipient’s Permitted Assignees, executors, administrators, agents, legal and personal representatives.

14.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original for all purposes but all of which taken together shall constitute but one and the same instrument

15.	Grant Subject to Terms of Plan and this Agreement. The Recipient acknowledges and agrees that the grant of the Restricted Shares hereunder is made pursuant to and governed by the terms of the Plan and this Agreement, ratifies and consents to any action taken by the Company, the Board of Directors or the Committee concerning the Plan and agrees that the grant of the Restricted Shares pursuant to this Agreement is subject in all respects to the more detailed provisions of the Plan.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and the Recipient has executed this Agreement, all effective as of the date first above written.

PATTERSON-UTI ENERGY, INC.:

By:

Name:

Title:

RECIPIENT:

Name:

Address:

Facsimile No.:

IRREVOCABLE STOCK POWER

     KNOW ALL MEN BY THESE PRESENTS, THAT the undersigned, FOR VALUE RECEIVED, has bargained, sold, assigned and transferred and by these presents does bargain, sell, assign and transfer unto Patterson-UTI Energy, Inc., a Delaware corporation (the “Company”), the Shares transferred pursuant to the Restricted Stock Award Agreement dated effective as of ___, 20___, between the Company and the undersigned; AND subject to and in accordance with such Restricted Stock Award Agreement the undersigned does hereby constitute and appoint the Secretary of the Company the undersigned’s true and lawful attorney, IRREVOCABLY, to sell assign, transfer, hypothecate, pledge and make over all or any part of such Shares and for that purpose to make and execute all necessary acts of assignment and transfer thereof, and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or his or her substitutes shall lawfully do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Stock Power effective the ___day of ___, 20___.

Name:

NON-EMPLOYEE DIRECTOR
STOCK OPTION AGREEMENT

PATTERSON-UTI ENERGY, INC.
2005 LONG-TERM INCENTIVE PLAN

     THIS STOCK OPTION AGREEMENT (this “Agreement”) is effective as of ___, 20___(the “Grant Date”), between Patterson-UTI Energy, Inc., a Delaware corporation (“the Company”), and ___(the “Director”).

W I T N E S S E T H :

     WHEREAS, the Company has established the Patterson-UTI Energy, Inc. 2005 Long-Term Incentive Plan (the “Plan”); and

     WHEREAS, the Director is currently a director of the Company, and the Company desires to encourage the Director’s continued service and, as an inducement thereto, has determined to grant to the Director pursuant to the Plan the option provided for herein.

     NOW, THEREFORE, in consideration of the premises and the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Director hereby agree as follows:

1.	Grant. Effective as of the Grant Date, the Company hereby grants to the Director pursuant to the terms and conditions of the Plan an option (the “Option”) to purchase ___ Shares of Common Stock at a price of $ per share (the “Option Price”). The Option shall be for a term commencing on the Grant Date and ending on ___, 20___(the “Expiration Date”) (unless such Option terminates earlier as provided in this Agreement or as set forth under the terms of the Plan). The Option is subject to the terms and provisions of the Plan, which are hereby incorporated herein by reference and the terms and provisions of this Agreement. Capitalized terms not otherwise defined in this Agreement shall have the meanings given to such terms in the Plan.

The Option shall become 100% vested and be 100% exercisable on the first anniversary of the Grant Date. Upon vesting, the Option may be exercised in whole or in part.

2.	Changes in the Company’s Capital Structure.

(a)	The existence of the Option shall not affect in any way the right or power of the Company (or any company the stock of which is awarded pursuant to this Agreement) or its stockholders to make or authorize any adjustment, recapitalization, reorganization or other changes in its capital structure or its business, engage in any merger or consolidation, issue any debt or equity securities, dissolve or liquidate, or sell, lease, exchange or otherwise dispose of all or any part of its assets or business, or engage in any other corporate act or proceeding, whether of a similar character or otherwise.

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(b)	In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, the Committee shall make appropriate adjustment in the number of Shares subject to the Option, the Option Price and the securities issuable and other property payable upon exercise of the Option (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company); provided, however, that no such adjustment shall increase the aggregate value of the securities awarded under this Agreement and that the number of Shares subject to this Option shall always be a whole number.

3.	Change in Control of the Company. Notwithstanding the vesting schedule set forth in Section 1 of this Agreement, all unvested Options will immediately vest and become immediately exercisable upon a Change in Control of the Company. For purposes of this Agreement, a “Change in Control of the Company” shall mean the occurrence of any of the following after the Grant Date:

(a)	The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) (a “ Covered Person”) of beneficial ownership (within the meaning of rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (i) the then outstanding shares of the common stock of the Company (the “Outstanding Company Common Stock”), or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a) of this Section 3, the following acquisitions shall not constitute a Change in Control of the Company: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 3; or

(b)	Individuals who, as of the Grant Date, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the Grant Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result

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of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Covered Person other than the Board; or

(c)	Consummation of (xx) a reorganization, merger or consolidation or sale of the Company or any subsidiary of the Company, or (yy) a disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, direct or indirectly, more than 65% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Covered Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or, if earlier, of the action of the Board of Directors, providing for such Business Combination.

4.	Exercise of Options. The Option may be exercised from time to time as to the total number of shares that may then be issuable upon the exercise thereof or any portion thereof by the Director, a Permitted Assignee (as defined in Section 5) with the consent of the Committee, or, in the event of the death or disability of the Director, the Director’s executors, administrators, guardian or legal representative by giving written notice of such exercise to the Company or its designated agent in substantially the form attached hereto as Exhibit A.

5.	Assignment. The Option may not be transferred or assigned in any manner by the Director except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in Section 401(a)(13) of the Internal Revenue Code of 1986, as amended, or Section 206(d)(3) of the Employee Retirement Income Security Act of 1974, as amended), and shall be exercisable during the Director’s lifetime only by him or her (or, if under a qualified domestic relations order, his or her alternate payee). Notwithstanding the foregoing, a Participant may assign or transfer the Option with the consent of the Committee (i) for charitable donations; (ii) to the Director’s spouse, children or grandchildren (including any adopted and stepchildren and grandchildren), or (iii) to a trust for the benefit of the

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Director or the persons referred to in clause (ii) (each transferee thereof, a “Permitted Assignee”); provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and this Agreement and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Director shall remain bound by the terms and conditions of the Plan.

6.	Requirements of Law. The Company shall not be required to sell or issue any shares on the exercise of the Option if the issuance of such shares shall constitute a violation by the Director or the Company of any provisions of any law or regulation of any governmental authority. The Option shall be subject to the requirements that, if at any time the Board of Directors of the Company or the Committee shall determine that the listing, registration or qualification of the shares subject thereto upon any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision thereof, or the consent or approval of any governmental regulatory body, or investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject thereto, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, approval or representation shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. If required at any time by the Board of Directors or the Committee, the Option may not be exercised until the Director has delivered an investment letter to the Company. In addition, specifically in connection with the Securities Act of 1933 (as now in effect or hereafter amended) (the “Act”), upon exercise of the Option, the Company shall not be required to issue the underlying shares unless the Committee has received evidence satisfactory to it to the effect that the Director will not transfer such shares except pursuant to a registration statement in effect under the Act or unless an opinion of counsel satisfactory to the Committee has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of the Option are not registered under the Act, the Company may imprint on the certificate for such shares the following legend or any other legend that counsel for the Company considers necessary or advisable to comply with the Act:

The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer.

          The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act. The Company shall not be obligated to take any other affirmative action to cause the exercise of the Option or the issuance of Shares pursuant thereto to comply with any law or regulation of any governmental authority.

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7.	Termination. The Option, to the extent it shall not previously have been exercised, shall terminate on the earlier of the following unless the Committee extends the term of this Option to a period not extending beyond the Expiration Date:

(a)	Three years after the date of the severance of the service relationship between the Company (and all of its Subsidiaries) and the Director, whether with or without cause and for any reason. Effective as of the Director’s termination of service, the Director shall cease vesting in his Option but during the three-year period following his termination of service, the Director shall be entitled to exercise his vested Option in respect of the number of shares that the Director would have been entitled to purchase had the Director exercised the Option on the date of such termination of service. If the Director should die within such three-year period, the Director’s executor, administrator, or the person to whom the Option shall be transferred by the Director’s will or the laws of descent and distribution shall have until the end of the original three-year time period to exercise the Director’s vested Option in respect of the number of shares that the Director would have been entitled to purchase had the Director exercised the Option on the date of the Director’s termination of service.

(b)	On the Expiration Date.

8.	Amendment and Waiver. Except as otherwise provided in Section 12.1 of the Plan, this Agreement may be amended, modified or superseded only by written instrument executed by the Company and the Director. Only a written instrument executed and delivered by the party waiving compliance hereof shall make any waiver of the terms or conditions effective. Any waiver granted by the Company shall be effective only if executed and delivered by a duly authorized executive officer of the Company. The failure of any party at any time or times to require performance of any provisions hereof shall in no manner affect the right to enforce the same. No waiver by any party of any term or condition, or of any breach of any term or condition, contained in this Agreement, in one or more instances, shall be construed as a continuing waiver of any such condition or breach, a waiver of any other term or condition, or a waiver of any breach of any other term or condition.

9.	No Rights as a Stockholder. The Director shall not have any rights as a stockholder with respect to any Shares issuable upon the exercise of the Option until the date of issuance of the stock certificate or certificates representing such Shares following the Director’s exercise of the Option pursuant to its terms and conditions and payment for such Shares. Except as otherwise provided in the Plan, no adjustment shall be made for dividends or other distributions made with respect to the Common Stock the record date for the payment of which is prior to the date of issuance of the stock certificate or certificates representing such shares following the Director’s exercise of the Option.

10.	No Fractional Shares. All provisions of this Agreement concern whole Shares. Notwithstanding anything contained in this Agreement to the contrary, if the application of any provision of this Agreement would yield a fractional share, such fractional share shall be rounded down to the next whole Share.

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11.	Governing Law and Severability. This Agreement shall be governed by the laws of the State of Delaware without regard to its conflicts of law provisions. The invalidity of any provision of this Agreement shall not affect any other provision of this Agreement, which shall remain in full force and effect.

12.	Notices. Any notice, instruction, authorization, request or demand required hereunder shall be in writing, and shall be delivered either by personal delivery, by telegram, telex, telecopy or similar facsimile means, by certified or registered mail, return receipt requested, by facsimile transmission or by courier or delivery service, to the Company at 4510 Lamesa Hwy., Snyder, Texas 79549, Attention: Chief Financial Officer, facsimile number (325) 574-6307, and to the Director at the Director’s address and facsimile number (if applicable) indicated beneath the Director’s signature on the execution page of this Agreement, or at such other address and facsimile number as a party shall have previously designated by written notice given to the other party in the manner hereinabove set forth. Notices shall be deemed given when received, if sent by facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by facsimile means); and when delivered (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by express courier or delivery service, or sent by certified or registered mail, return receipt requested.

13.	No Obligation to Retain Services. This Agreement is not a services or employment agreement, and no provision of this Agreement shall be construed or interpreted to create a services or employment relationship between the Director, the Company or any of its Subsidiaries or guarantee the Director the right to remain a director of the Company for any specified term.

14.	Successors and Assigns. Except as otherwise provided to the contrary in this Agreement or in the Plan, this Agreement shall bind, be enforceable by and inure to the benefit of the Company, its Subsidiaries, and their successors and assigns, and to the Director, the Director’s Permitted Assignees, executors, administrators, agents, legal and personal representatives.

15.	Grant Subject to Terms of Plan and this Agreement. The Director acknowledges and agrees that the grant of the Option hereunder is made pursuant to and governed by the terms of the Plan and this Agreement, ratifies and consents to any action taken by the Company, the Board of Directors or the Committee concerning the Plan and agrees that the grant of the Option pursuant to this Agreement is subject in all respects to the more detailed provisions of the Plan.

16.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original for all purposes but all of which taken together shall constitute but one and the same instrument.

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17.	Non-Incentive Stock Option. The Option is not intended to qualify as an “incentive stock option” as defined in Section 422 of the Internal Revenue Code of 1986, as amended.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

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     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first above mentioned.

PATTERSON-UTI ENERGY, INC.:

By:

Name:

Title:

DIRECTOR:

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EXHIBIT A
PATTERSON-UTI ENERGY, INC. 2005 LONG-TERM INCENTIVE PLAN

Exercise of Stock Option

Patterson-UTI Energy, Inc.
4510 Lamesa Highway
P.O. Box 1416
Snyder, TX 79550
Attention: Chief Financial Officer

Dear Sir or Madam:

     The undersigned Optionee, ___, hereby exercises the Option granted to him pursuant to the Patterson-UTI Energy, Inc. 2005 Long-Term Incentive Plan dated as of ___, 20___ between Patterson-UTI Energy, Inc. (the “Company”) and the Optionee with respect to ___ Shares of common stock, $0.01 par value per share, of the Company covered by said Option, and tenders, and tenders herewith the following form of payment [check all that apply]:

☐	Check for $___, payable to “Patterson-UTI Energy, Inc.”

☐	Certificate(s) for ___shares of Common Stock of the Company that I have owned for at least six months or have purchased in the open market. (These shares will be valued as of the date when the Company receives this notice.)

☐	Attestation Form covering shares of Common Stock of the Company. (These shares will be valued as of the date when the Company receives this notice.)

The exact legal name and registered address on such certificate should be ________________:

______________________________________
______________________________________
______________________________________
______________________________________

     The Optionee’s social security number is: .

ACKNOWLEDGMENTS:

1.	I understand that all sales of purchased Shares are subject to compliance with the Company’s policy on securities trades, and I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me.

2.	I hereby acknowledge that I received and read a copy of the prospectus describing Patterson-UTI’s 2005 Long-Term Incentive Plan and the tax consequences of an exercise.

3.	I understand that I must recognize ordinary income equal to the excess of the fair market value of the purchased Shares on the date of exercise and the exercise price.

OPTIONEE’S SIGNATURE	DATE:

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